Confidential Treatment Requested by Legence Corp.

Pursuant to 17 C.F.R. Section 200.83

Exhibit 10.3

EXECUTION VERSION

AMENDMENT NO. 2 TO CREDIT AGREEMENT

AMENDMENT NO. 2, dated as of October 28, 2021 (this “Amendment”) to the Credit Agreement, dated as of December 16, 2020, among Refficiency Intermediate LLC, a Delaware limited liability company (“Holdings”), Refficiency Holdings LLC, a Delaware limited liability company (the “Borrower”), the other Guarantors party hereto, the lenders party hereto and Jefferies Finance LLC, as Administrative Agent (in such capacity, the “Administrative Agent”), Collateral Agent, Swing Line Lender and an L/C Issuer (as amended, restated, amended and restated, modified and supplemented from time to time, the “Credit Agreement” and as amended by this Amendment, the “Amended Credit Agreement”); capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, pursuant to Section 2.14 of the Credit Agreement, any Borrower may from time to time request Incremental Term Loans, subject to the terms and conditions set forth therein;

WHEREAS, the Borrower has requested (A) that Incremental Term Lenders provide an increase in the aggregate Initial DDTL Commitments pursuant to Section 2.14(a) of the Credit Agreement in an aggregate principal amount equal to $71,691,533 (the “2021 DDTL Increase” and the commitments in respect thereof, the “2021 Initial DDTL Commitments”) and (B) that Incremental Term Lenders provide “Incremental Term Loans” pursuant to Section 2.14 of the Credit Agreement in an aggregate principal amount of $370,000,000 (such Incremental Term Loans in such principal amount referred to herein as the “Amendment No. 2 Incremental Term Loans”), the proceeds of which, together with cash on the balance sheet of the Borrower, will be used (i) to consummate the acquisition of a target identified as “Brightstar” on or promptly following the Amendment No. 2 Effective Date, (ii) make one or more distributions to Holdings’ and/or any direct or indirect parent thereof on or promptly after the Incremental Effective Date to replenish cash equity contributions previously made to the Borrower or its Restricted Subsidiaries for previously consummated acquisitions or investments (the “Distribution”), (iii) to pay fees and expenses in connection with the transactions contemplated by this Amendment and (iv) put up to $20,000,000 of cash to the balance sheet of the Borrower;

WHEREAS, Jefferies Finance LLC (in such capacity, the “Amendment No. 2 Incremental Term Lender”) is willing, subject to the terms and conditions set forth herein and in the Credit Agreement, to make to the Borrower the full amount of the Amendment No. 2 Incremental Term Loans and provide the 2021 DDTL Increase (the effectiveness of such Amendment No. 2 Incremental Term Loans and 2021 DDTL Increase, the “Incremental Transactions”);

WHEREAS, pursuant to Section 2.14 of the Credit Agreement, the Borrower, the Amendment No. 2 Incremental Term Lender and Administrative Agent may enter into an Amendment without the consent of any other Agents or Lenders, and amend any other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of Section 2.14 of the Credit Agreement;

WHEREAS, pursuant to Section 2.15 of the Credit Agreement, the Borrower may from time to time request Refinancing Term Loans, subject to the terms and conditions set forth therein;

WHEREAS, the Borrower has requested that certain amendments and modifications to the Credit Agreement be effected pursuant to Sections 2.15 of the Credit Agreement, which permits the Borrower to obtain Refinancing Term Loans (or Commitments in respect of Refinancing Term Loans) from Additional Amendment No. 2 Refinancing Lenders in respect of all or a portion of any existing Refinancing Term Loans;

Confidential Treatment Requested by Legence Corp.

Pursuant to 17 C.F.R. Section 200.83

WHEREAS, in connection with the foregoing, it is intended that (a) the Borrower will amend and modify the Credit Agreement to incur Credit Agreement Refinancing Indebtedness consisting of Refinancing Term Loans in an aggregate principal amount of $757,075,000 (the “Amendment No. 2 Refinancing Term Loans”) and commitments in respect of Refinancing Term Loans in an aggregate principal amount of $146,691,533 (the “Amendment No. 2 Refinancing DDTL Commitments”) on the Amendment No. 2 Effective Date and (b) (i) the proceeds of the Amendment No. 2 Refinancing Term Loans will be used to replace all outstanding Initial Term Loans and (ii) the commitments established under the Amendment No. 2 Refinancing DDTL Commitments will be used to replace all outstanding Initial DDTL Commitments;

WHEREAS, pursuant to Section 2.15(d) of the Credit Agreement, the Borrower, the Administrative Agent and the Additional Amendment No. 2 Refinancing Lenders may enter into the Amendment without the consent of any other Agents or Lenders, and amend any other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of Section 2.15 of the Credit Agreement;

WHEREAS, each Lender holding (A) Term Loans outstanding immediately after giving effect to the Incremental Transactions (the “Existing Term Loans”) and (B) Initial DDTL Commitments outstanding immediately after giving effect to the Incremental Transactions (the “Existing Initial DDTL Commitments”), in each case, that executes and delivers a consent to this Agreement substantially in the form of Exhibit A hereto (an “Amendment No. 2 Consent”) shall be deemed, upon effectiveness of this Agreement, to have consented to (x) the amendments to the Credit Agreement set forth herein, including, without limitation, the reduction of the Applicable Rate with respect to its outstanding Existing Term Loans, and (y) the continuation of all (or such lesser amount as allocated to such Lender by the Amendment No. 2 Lead Arrangers (as defined below) and notified to such Lender) of its outstanding Existing Term Loans as Amendment No. 2 Refinancing Term Loans (such continued Existing Term Loans, the “Continued Term Loans”) and outstanding Existing Initial DDTL Commitments as Amendment No. 2 Refinancing DDTL Commitments (such continued Existing Initial DDTL Commitments, the “Continued Initial DDTL Commitments”, and Lenders consenting with Continued Term Loans or Continued Initial DDTL Commitments, collectively, the “Consenting Lenders”) in a principal amount equal to the aggregate principal amount of such Existing Term Loans and/or Existing Initial DDTL Commitments, as applicable, so continued (or such lesser amount as allocated to such Lender by the Amendment No. 2 Lead Arrangers);

WHEREAS, the Amendment No. 2 Incremental Term Lender, by delivering a signature page hereto, shall be deemed to have delivered a signature page in the form of Exhibit A hereto and elected Option A to the Amendment No. 2 Consent with respect to the entire amount of Amendment No. 2 Incremental Term Loans and the 2021 Initial DDTL Commitments;

WHEREAS, each Lender that executes and delivers a signature page to the Amendment No. 2 Consent as an Additional Amendment No. 2 Refinancing Lender consents to this Agreement and agrees to make Amendment No. 2 Refinancing Term Loans and/or Amendment No. 2 Refinancing DDTL Commitments (collectively, the “Additional Amendment No. 2 Refinancing Lenders”) to the Borrower on the Amendment No. 2 Effective Date in such amount (not in excess of its commitment) as determined by the Amendment No. 2 Lead Arrangers and notified to such Additional Amendment No. 2 Refinancing Lender;

WHEREAS, the Consenting Lenders and the Additional Amendment No. 2 Refinancing Lenders (collectively, the “New Term Lenders”) are severally willing to continue all (or such lesser amount as allocated to such Lender by the Amendment No. 2 Lead Arrangers and notified to such Lender) of their Existing Term Loans and Existing Initial DDTL Commitments as Amendment No. 2 Refinancing Term Loans, Amendment No. 2 Refinancing DDTL Commitments and/or to make Amendment No. 2 Refinancing Term Loans, as the case may be, subject to the terms and conditions set forth in this Agreement;

Confidential Treatment Requested by Legence Corp.

Pursuant to 17 C.F.R. Section 200.83

WHEREAS, the New Term Lenders are willing to provide Amendment No. 2 Refinancing Term Loans and Amendment No. 2 Refinancing DDTL Commitments, in each case, to the Borrower on the Amendment No. 2 Effective Date, and the New Term Lenders are willing to amend the Credit Agreement to reduce the Applicable Rate, each as applicable to the Existing Term Loans and Existing Initial DDTL Commitments, in each case, on the terms and subject to the conditions set forth herein and in the Credit Agreement;

WHEREAS, it is hereby acknowledged that the Borrower and the Administrative Agent have determined, in their reasonable opinion and pursuant to their authority in Section 2.15 of the Credit Agreement, that the amendments to the Credit Agreement effected hereby are necessary and appropriate to effectuate the incurrence of the Amendment No. 2 Refinancing Term Loans, establishment of Amendment No. 2 Refinancing DDTL Commitments and the transactions contemplated hereby;

WHEREAS, pursuant to Sections 2.15(b) and 11.02 of the Credit Agreement, the Administrative Agent, the New Term Lenders and the Borrower hereby agree to amend certain provisions of the Credit Agreement to effectuate the foregoing;

WHEREAS, (i) each of Jefferies Finance LLC, Société Générale (acting through such of its affiliates or branches as it deems appropriate), BMO Capital Markets Corp., MUFG and Blackstone Securities Partners L.P. are acting as joint lead arrangers and joint bookrunners with respect to the Amendment No. 2 Refinancing Term Loans and the Amendment No. 2 Refinancing DDTL Commitments and (ii) each of Jefferies Finance LLC, Société Générale (acting through such of its affiliates or branches as it deems appropriate), BMO Capital Markets Corp., MUFG and Blackstone Securities Partners L.P. are acting as joint lead arrangers and joint bookrunners for the Amendment No. 2 Incremental Term Loans (collectively, the “Amendment No. 2 Lead Arrangers”).

WHEREAS, Blackstone Securities Partners L.P. is acting as co-manager for the Amendment No. 2 Incremental Term Loans and the Amendment No. 2 Refinancing Term Loans and the Amendment No. 2 Refinancing DDTL Commitments (the “Amendment No. 2 Co-Manager”);

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

ARTICLE I

Amendment No. 2 Incremental Term Loans and 2021 DDTL Increase

This Amendment is an Incremental Amendment referred to in Section 2.14 of the Credit Agreement, and the Borrower, the Amendment No. 2 Incremental Term Lender and the Administrative Agent hereby agree that:

A. The Amendment No. 2 Incremental Term Lender hereby agrees to provide the full amount of the Amendment No. 2 Incremental Term Loans (the “Amendment No. 2 Incremental Term Commitments”) and the 2021 DDTL Increase. The Amendment No. 2 Incremental Term Commitments and the 2021 DDTL Increase shall be subject to all of the terms and conditions set forth herein and in the Amended Credit Agreement.

Confidential Treatment Requested by Legence Corp.

Pursuant to 17 C.F.R. Section 200.83

B. The aggregate amount of the Amendment No. 2 Incremental Term Commitments is $370,000,000. The Amendment No. 2 Incremental Term Commitments will terminate in full upon the making of the related Amendment No. 2 Incremental Term Loans. The aggregate amount of the 2021 DDTL Increase is $71,691,533 and shall remain available until the Initial DDTL Commitment Expiration Date.

C. Subject to the satisfaction of the conditions to the effectiveness of any Amendment set forth in Section 2.14(d) of the Credit Agreement and to the satisfaction of the conditions set forth in Article V below, (i) the full amount of the 2021 DDTL Increase shall become effective on the Amendment No. 2 Effective Date and (ii) the funding of the Amendment No. 2 Incremental Term Loans will occur in one drawing on the date hereof pursuant to the Borrower’s request (even if, with respect to the Amendment No. 2 Incremental Term Loans pursuant to this Amendment only and not any other Borrowing, the deadlines for notices of Borrowing in Section 2.02 of the Credit Agreement are not strictly observed). In the event that all or any portion of the Amendment No. 2 Incremental Term Loans are not borrowed on or before the date hereof, the unborrowed portion of the Amendment No. 2 Incremental Term Commitments shall automatically terminate on the date hereof.

D. The Amendment No. 2 Incremental Term Commitments and the 2021 DDTL Increase provided pursuant to this Amendment shall constitute Incremental Commitments referred to in Section 2.14 of the Credit Agreement and, upon the Amendment No. 2 Effective Date (as hereinafter defined), the Amendment No. 2 Incremental Term Commitments of the Amendment No. 2 Incremental Term Lender shall become the Incremental Term Loans of the Amendment No. 2 Incremental Term Lender and, subject to the terms and conditions set forth herein, effective as of the Amendment No. 2 Effective Date, for all purposes of the Loan Documents, (i) the Amendment No. 2 Incremental Term Commitments shall constitute “Incremental Commitments” and “Term Commitments”, (ii) the 2021 Initial DDTL Commitments shall constitute “Incremental Commitments,” “Term Commitments,” and “Initial DDTL Commitments”, (iii) the Amendment No. 2 Incremental Term Loans and any Initial DDTLs funded pursuant to the 2021 DDTL Increase shall constitute “Incremental Term Loans”, “Incremental Loans”, “Term Loans” and “Initial Term Loans” and (iv) the Amendment No. 2 Incremental Term Lender shall constitute an “Additional Lender”, a “Term Lender” and a “Lender” and shall have all the rights and obligations of a Lender holding a Term Commitment (or, following the making of the Amendment No. 2 Incremental Term Loans or the 2021 Initial DDTL Commitments, as applicable, an Initial Term Loan), and other related terms will have correlative meanings mutatis mutandis.

E. Upon execution and delivery of this Amendment and the funding of the Amendment No. 2 Incremental Term Loans, the Amendment No. 2 Incremental Term Loans shall be treated as part of the same Class as the Initial Term Loans for all purposes of the Amended Credit Agreement and the other Loan Documents, constituting the same tranche and having terms and provisions identical to those applicable to the Initial Term Loans made pursuant to Section 2.01(a)(i) of the Credit Agreement (after giving effect to the amendments contemplated by this Amendment) except (i) as otherwise expressly provided in this Amendment and (ii) that interest on the Amendment No. 2 Incremental Term Loans shall commence to accrue from the Amendment No. 2 Effective Date. Upon funding thereof, the Administrative Agent will record the Amendment No. 2 Incremental Term Loans as a Term Loan Increase with respect to the Initial Term Loans.

F. Subject to and upon the terms and conditions set forth herein, the aggregate DDTL Commitments shall increase from $75,000,000 to $146,691,533 and the Initial DDTL Commitments of each Amendment No. 2 Incremental Term Lender, after giving effect to such increase, shall be as set forth on Annex I attached hereto. Upon execution and delivery of this Amendment and the establishment of the 2021 DDTL Increase and 2021 Initial DDTL Commitments of the Amendment No. 2 Incremental Term Lenders, the 2021 Initial DDTL Commitments shall be treated as part of the same Class as the Initial DDTL Commitments for all purposes of the Amended Credit Agreement and the other Loan Documents, constituting the same tranche and having terms and provisions identical to those applicable to the Initial DDTL Commitments made pursuant to Section 2.01(a)(ii) of the Credit Agreement (after giving effect to the amendments contemplated by this Amendment).

Confidential Treatment Requested by Legence Corp.

Pursuant to 17 C.F.R. Section 200.83

G. The Amendment No. 2 Incremental Term Lender hereby (i) confirms that a copy of the Credit Agreement, the Amended Credit Agreement and the other applicable Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and make an Amendment No. 2 Incremental Term Loan , has been made available to the Amendment No. 2 Lender by the Administrative Agent, (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the Amended Credit Agreement or the other applicable Loan Documents, including this Amendment, (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement, the Amended Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto and (iv) acknowledges and agrees that, upon the Amendment No. 2 Effective Date, the Amendment No. 2 Incremental Term Lender shall be a “Lender”, under, and for all purposes of, the Amended Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms hereof and thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder.

H. All proceeds of the Amendment No. 2 Incremental Term Loans shall be used (a) to consummate the acquisition of a target identified as “Brightstar” on or promptly following the Amendment No. 2 Effective Date, (b) to make the Distribution, (c) to pay fees and expenses in connection with the transactions contemplated by this Amendment and (d) put up to $20,000,000 of cash to the balance sheet of the Borrower. The 2021 Incremental DDTL Commitments shall be available after the Amendment No. 2 Effective Date for any purpose permitted under Section 6.18 of the Credit Agreement.

I. The Amendment No. 2 Incremental Term Loans shall be made pursuant to Borrowings of Eurodollar Rate Loans with the Interest Period set forth in the applicable Committed Loan Notice.

ARTICLE II

Amendment No. 2 Refinancing Term Loans and Amendment No. 2 Refinancing DDTL Commitments

This Amendment is a Refinancing Amendment referred to in Section 2.15 of the Credit Agreement, and the Borrower, the Consenting Lenders, the Additional Amendment No. 2 Refinancing Lenders and the Administrative Agent hereby agree that:

A. Subject to the terms and conditions set forth herein,

1. each Consenting Lender agrees to continue all (or such lesser amount as allocated to such Lender by the Lead Arrangers and notified to such Lender) of (i) its Existing Term Loans as Amendment No. 2 Refinancing Term Loans on the Amendment No. 2 Effective Date in a principal amount equal to such Existing Term Loans (or such lesser amount as allocated to such Lender by the Lead Arrangers and notified to such Lender) and/or (ii) its Existing Initial DDTL Commitments as Amendment No. 2 Refinancing DDTL Commitments on the Amendment No. 2 Effective Date in a principal amount equal to such Existing Initial DDTL Commitments (or such lesser amount as allocated to such Lender by the Lead Arrangers and notified to such Lender), and

Confidential Treatment Requested by Legence Corp.

Pursuant to 17 C.F.R. Section 200.83

2. each Additional Amendment No. 2 Refinancing Lender agrees to make an Amendment No. 2 Refinancing Term Loan and/or provide Amendment No. 2 Refinancing DDTL Commitments on such date to the Borrower in a principal amount equal to such Additional Amendment No. 2 Refinancing Lender’s Amendment No. 2 Refinancing Term Loan Commitment (as defined below) or Amendment No. 2 Refinancing DDTL Commitment (as defined below).

B. Subject to the requirements of Section 10.07 of the Credit Agreement, a Person shall become a party to this Amendment and to the Credit Agreement as an Additional Amendment No. 2 Refinancing Lender as of the Amendment No. 2 Effective Date by executing and delivering to the Administrative Agent on or prior to the Amendment No. 2 Effective Date an Amendment No. 2 Consent in its capacity as an Additional Amendment No. 2 Refinancing Lender.

C. Each Additional Amendment No. 2 Refinancing Lender will (i) make its Amendment No. 2 Refinancing Term Loan on the Amendment No. 2 Effective Date by making available to the Administrative Agent (for the account of the Borrower), in accordance with the Credit Agreement, an aggregate principal amount equal to the amount set forth opposite such Additional Amendment No. 2 Refinancing Lender’s name on Annex I hereto (the “Amendment No. 2 Refinancing Term Loan Commitments”) or (ii) make its Amendment No. 2 Refinancing DDTL Commitments available on the Amendment No. 2 Effective Date by making available to the Administrative Agent (for the account of the Borrower), in accordance with the Credit Agreement, an aggregate principal amount equal to the amount set forth opposite such Additional Amendment No. 2 Refinancing Lender’s name on Annex I hereto. The commitments of the Additional Amendment No. 2 Refinancing Lenders and the continuation of undertakings of the Consenting Lenders are several, and no such Lender will be responsible for any other such Lender’s failure to make or acquire by continuation its Amendment No. 2 Refinancing Term Loan or Amendment No. 2 Refinancing DDTL Commitments. The Amendment No. 2 Refinancing Term Loans may from time to time be Base Rate Loans or Eurocurrency Rate Loans, as determined by the Borrower and notified to the Administrative Agent in accordance with the Amended Credit Agreement.

D. Each Additional Amendment No. 2 Refinancing Lender and each Consenting Lender hereby agrees to waive the minimum aggregate principal amounts set forth in Section 2.15(c) of the Credit Agreement. The Consenting Lenders hereby agrees to waive any breakage costs under Section 3.05 of the Credit Agreement incurred by any such Person.

E. The obligation of each Additional Amendment No. 2 Refinancing Lender and each Consenting Lender to make or acquire by continuation, as applicable, Amendment No. 2 Refinancing Term Loans and/or Amendment No. 2 Refinancing DDTL Commitments on the Amendment No. 2 Effective Date is subject to the satisfaction or waiver of the conditions set forth in Article V of this Agreement.

F. On and after the Amendment No. 2 Effective Date, (i) each reference in the Loan Documents to “Term Loans” shall be deemed to include the Amendment No. 2 Refinancing Term Loans contemplated hereby, except as the context may otherwise require, (ii) each reference in the Loan Documents to “DDTL Commitments” shall be deemed to include the Amendment No. 2 Refinancing DDTL Commitments contemplated hereby, except as the context may otherwise require, and (iii) each reference to “Lenders” shall be deemed to include the Additional Amendment No. 2 Refinancing Lenders. Notwithstanding the foregoing, the provisions of the Credit Agreement with respect to indemnification, reimbursement of costs and expenses, increased costs and break funding payments (other than to the extent waived pursuant to Section III(D) above) shall continue in full force and effect with respect to, and for the benefit of, each existing Term Loan Lender in respect of such Lender’s Existing Term Loans and Existing Initial DDTL Commitments.

Confidential Treatment Requested by Legence Corp.

Pursuant to 17 C.F.R. Section 200.83

G. The continuation of Continued Term Loans may be implemented pursuant to other procedures specified by the Amendment No. 2 Lead Arrangers (in consultation with the Borrower), including (i) by repayment of Continued Term Loans of a Consenting Lender from the proceeds of Amendment No. 2 Refinancing Term Loans followed by a subsequent assignment to such Consenting Lender of Amendment No. 2 Refinancing Term Loans in the same amount or (ii) by each Consenting Lender cashlessly rolling all (or such lesser amount as allocated to such Lender by the Amendment No. 2 Lead Arrangers and notified to such Lender) of its Existing Term Loans (or in the case of Jefferies Finance LLC as a Consenting Lender, all or a portion of its Existing Term Loans) as an Amendment No. 2 Refinancing Term Loan in a principal amount equal to such Existing Term Loans (or such lesser amount as allocated to such Lender by the Lead Arrangers and notified to such Lender), and each Consenting Lender hereby agrees to execute such other documentation as may be required to evidence such Consenting Lender’s Amendment No. 2 Refinancing Term Loan Commitment.

H. The continuation of Continued Initial DDTL Commitments will be implemented by each Consenting Lender electing Option A to the Amendment No. 2 Consent by cashlessly rolling all (or such lesser amount as allocated to such Lender by the Amendment No. 2 Lead Arrangers and notified to such Lender) of its Existing Initial DDTL Commitments as Amendment No. 2 Refinancing DDTL Commitments in a principal amount equal to such Existing Initial DDTL Commitments (or such lesser amount as allocated to such Lender by the Lead Arrangers and notified to such Lender), and each Consenting Lender hereby agrees to execute such other documentation as may be required to evidence such Consenting Lender’s Amendment No. 2 Refinancing DDTL Commitment.

I. Each Additional Amendment No. 2 Refinancing Lender hereby (i) confirms that a copy of the Credit Agreement, the Amended Credit Agreement and the other applicable Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and make an Amendment No. 2 Refinancing Term Loan and/or Amendment No. 2 Refinancing DDTL Commitment, has been made available to such Additional Amendment No. 2 Refinancing Lender by the Administrative Agent, (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the Amended Credit Agreement or the other applicable Loan Documents, including this Amendment, (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement, the Amended Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto and (iv) acknowledges and agrees that, upon the Amendment No. 2 Effective Date, such Additional Amendment No. 2 Refinancing Lender shall be a “Lender”, under, and for all purposes of, the Amended Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms hereof and thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder.

J. Each Additional Amendment No. 2 Refinancing Lender hereby consents and authorizes the Administrative Agent to execute this Agreement on their behalf.

K. The transactions made pursuant to this Article I shall be deemed to have occurred prior to the transactions made pursuant to Article II hereof.

Confidential Treatment Requested by Legence Corp.

Pursuant to 17 C.F.R. Section 200.83

ARTICLE III

Credit Agreement Amendments

A. Pursuant to Sections 2.14, 2.15 and 10.01 of Credit Agreement, and subject to satisfaction of the conditions precedent in Article V below, the Credit Agreement shall be, effective as of the Amendment No. 2 Effective Date, amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the document attached as Exhibit B hereto.

B. Except as specifically amended by this Agreement, the Amended Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

ARTICLE IV

Representations and Warranties

Each Loan Party represents and warrants, as of the Amendment No. 2 Effective Date, to the Administrative Agent, the New Term Lenders and to the Amendment No. 2 Incremental Term Lender that:

A. This Amendment has been duly executed and delivered by such Loan Party and constitutes the legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except to the extent that the enforceability thereof may be limited by Debtor Relief Laws and by general principles of equity.

B. The representations and warranties of each Loan Party set forth in Article 5 of the Credit Agreement or any other Loan Document (including, for the avoidance of doubt, this Amendment as a Loan Document) are true and correct in all material respects (except that any such representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” are true and correct in all respects as so qualified) on and as of the date such representation and warranty is made, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date).

C. At the time of and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

ARTICLE V

Conditions to Effectiveness

This Amendment shall become effective on the date (the “Amendment No. 2 Effective Date”) on which each of the following conditions is satisfied:

A. the Administrative Agent shall have received a counterpart signature page of this Agreement, executed and delivered by (i) the Borrower, (ii) each other Loan Party, (iii) the Administrative Agent, (iv) the Additional Amendment No. 2 Refinancing Lenders and the Consenting Lenders (which, together with the Additional Amendment No. 2 Refinancing Lenders, shall constitute 100% of all Lenders holding Initial Term Loans and Initial DDTL Commitments) and (v) the Amendment No. 2 Incremental Term Lender;

Confidential Treatment Requested by Legence Corp.

Pursuant to 17 C.F.R. Section 200.83

B. the Administrative Agent (or its counsel) shall have received a legal opinion from Kirkland & Ellis LLP, New York counsel to the Loan Parties;

C. the Administrative Agent (or its counsel) shall have received a solvency certificate from the chief financial officer, chief accounting officer or other officer with equivalent duties of the Borrower (after giving effect to the Amendment No. 2 Refinancing Term Loans, Amendment No. 2 Refinancing DDTL Commitments, and Amendment No. 2 Incremental Term Loans) substantially in the form attached as Exhibit E-2 to the Credit Agreement;

D. the Administrative Agent (or its counsel) shall have received such certificates of good standing (or certificates of compliance) (in each case to the extent such concept exists) from the applicable secretary of state (or other Governmental Authority) of the jurisdiction of incorporation or organization of each Loan Party, certificates of resolutions or other action (including board resolutions), incumbency certificates, certificates of incorporation and/or other certificates of a Responsible Officer of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment;

E. the Borrower shall have paid all fees and expenses due to the Amendment No. 2 Lead Arrangers and the Amendment No. 2 Co-Manager and their respective Affiliates (including, if applicable, as an Amendment No. 2 Incremental Term Lender or New Term Lender) required to be paid on the Amendment No. 2 Effective Date, and (in the case of expenses) invoiced at least three Business Days before the Amendment No. 2 Effective Date (except as otherwise reasonably agreed by the Borrower);

F. the Borrower shall have delivered to the Administrative Agent, the New Term Lenders and the Amendment No. 2 Incremental Term Lender a certificate of a Responsible Officer, dated the date of borrowing, in form and substance reasonably satisfactory to the Administrative Agent, certifying as of Amendment No. 2 Effective Date to the representations and warranties set forth in clauses B and C of Article IV above; and

G. the Borrower shall have delivered to the Administrative Agent such notices of borrowing as required by Section 2.02 of the Credit Agreement.

H. The Borrower shall have paid to the Administrative Agent, for the ratable account of (i) the Lenders holding Initial Term Loans immediately prior to the Amendment No. 2 Effectiveness Date, all accrued and unpaid interest and fees to, but not including, the Amendment No. 2 Effective Date and (ii) all Lenders holding Initial DDTL Commitments immediately prior to the Amendment No. 2 Effectiveness Date, all accrued DDTL Commitment Fees on such Initial DDTL Commitments outstanding immediately prior to the Amendment No. 2 Effectiveness Date to, but not including the Amendment No. 2 Effective Date.

ARTICLE VI

Further Acknowledgments

The Borrower acknowledges and agrees that (A) (i) it shall be liable for all Obligations with respect to the Amendment No. 2 Refinancing Term Loans, Amendment No. 2 Refinancing Term Loan Commitments, Amendment No. 2 Refinancing DDTL Commitments and the Amendment No. 2 Incremental Term Commitments and Increased DDTL Commitment Amounts provided hereby including, without limitation, all Amendment No. 2 Refinancing Term Loans and Amendment No. 2 Incremental Term Loans and Increased DDTL Commitment Amounts made pursuant hereto and (ii) all such Obligations (including in respect of all such Amendment No. 2 Refinancing DDTL Commitments, Amendment No. 2 Refinancing Term Loans, Amendment No. 2 Incremental Term Loans and Increased DDTL Commitment Amounts) shall be entitled to the benefits of the Collateral Documents and the Guaranty and (B) after giving effect to this Amendment, the Collateral Documents continue to be in full force and effect and affirms and confirms the pledge of and/or grant of security interest in its assets constituting Collateral to secure the Obligations, which continue in full force and effect.

Confidential Treatment Requested by Legence Corp.

Pursuant to 17 C.F.R. Section 200.83

Each Guarantor acknowledges and agrees to each of the provisions of this Amendment and to the incurrence of the Amendment No. 2 Refinancing Term Loans and Amendment No. 2 Incremental Term Loans to be made pursuant hereto and the Amendment No. 2 Refinancing Term Loan Commitments, Amendment No. 2 Refinancing DDTL Commitments, the Increased DDTL Commitment Amounts and Amendment No. 2 Incremental Term Commitments established hereby. Each Guarantor acknowledges and agrees that (A) all Obligations with respect to the Amendment No. 2 Incremental Term Commitments, Amendment No. 2 Refinancing Term Loan Commitments, Amendment No. 2 Refinancing DDTL Commitments and Increased DDTL Commitment Amounts provided hereby and all Amendment No. 2 Incremental Term Loans, Increased DDTL Amounts and Amendment No. 2 Refinancing Term Loans made pursuant hereto shall (i) be fully guaranteed pursuant to the Guaranty as, and to the extent, provided herein and in the Amended Credit Agreement and (ii) be entitled to the benefits of the Loan Documents as, and to the extent, provided herein and in the Amended Credit Agreement and (B) after giving effect to this Amendment, the Guaranty and the Collateral Documents continue to be in full force and effect and affirms and confirms its guarantee of the Obligations and the pledge of and/or grant of security interest in its assets constituting Collateral to secure the Obligations, which continue in full force and effect.

Each of the Borrower and each Guarantor acknowledges and agrees that (i) from and after the date hereof, all Amendment No. 2 Incremental Term Loans and Amendment No. 2 Refinancing Term Loans and all obligations in respect thereof and in respect of the Amendment No. 2 Refinancing Term Loan Commitments, the Amendment No. 2 Refinancing DDTL Commitments, the Increased DDTL Commitment Amounts and the Amendment No. 2 Incremental Term Commitments shall be deemed to be “Obligations” under the Amended Credit Agreement and each other Loan Document to which it is a party and (ii) the Amendment No. 2 Incremental Term Lender and each New Term Lender (and any assignee thereof) is a “Lender” and a “Secured Party” for all purposes under the Loan Documents to which such Loan Party is a party.

ARTICLE VII

Miscellaneous

A. Credit Agreement. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Borrower or any other Loan Party under the Amended Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Amended Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect after giving effect to this Amendment. After the Amendment No. 2 Effective Date, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents.

Confidential Treatment Requested by Legence Corp.

Pursuant to 17 C.F.R. Section 200.83

B. No Novation. This Amendment shall not extinguish the Obligations for the payment of money outstanding under the Credit Agreement or discharge or release the lien or priority of any Loan Document or any other security therefor or any guarantee thereof and the liens and security interests existing immediately prior to the Amendment No. 2 Effective Date in favor of the Collateral Agent for the benefit of the Secured Parties securing payment of the Obligations are in all respects continuing and in full force and effect with respect to all Obligations. Except as expressly provided, nothing herein contained shall be construed as a substitution or novation, or a payment and reborrowing, or a termination, of the Obligations outstanding under the Credit Agreement or instruments guaranteeing or securing the same, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith. Nothing expressed or implied in this Amendment or any other document contemplated hereby shall be construed as a release or other discharge of any Loan Party under the Credit Agreement or any Loan Document from any of its obligations and liabilities thereunder, and except as expressly provided, such obligations are in all respects continuing with only the terms being modified as provided in this Amendment.

C. Notices. The parties hereto hereby agree that this Amendment shall constitute the notice with respect to the establishment of Incremental Commitments required pursuant to Section 2.14(a) of the Credit Agreement.

D. Successors and Assigns. This Amendment shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of the Amendment No. 2 Incremental Term Lender and of each New Term Lender (it being understood that rights of assignment of the parties hereto are subject to the further provisions of Section 10.07 of the Amended Credit Agreement).

E. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The provisions of Sections 10.15(b) and 10.16 of the Credit Agreement are incorporated herein and apply to this Amendment mutatis mutandis.

F. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent. This Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

G. Headings. The headings of the several sections and subsections of this Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.

Confidential Treatment Requested by Legence Corp.

Pursuant to 17 C.F.R. Section 200.83

H. Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

[Signature Pages Follow]

Confidential Treatment Requested by Legence Corp.

Pursuant to 17 C.F.R. Section 200.83

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

REFFICIENCY INTERMEDIATE LLC, as Holdings

By:	/s/ Phillip Le Bris
	Name:	Phillip Le Bris
	Title:	Chief Financial Officer

REFFICIENCY HOLDINGS LLC, as the Borrower

By:	/s/ Phillip Le Bris
	Name:	Phillip Le Bris
	Title:	Chief Financial Officer

[Signature Page – Amendment No. 2]

Confidential Treatment Requested by Legence Corp.

Pursuant to 17 C.F.R. Section 200.83

GUARANTORS:

G-1 THERMA BLOCKER, LLC RE-TECH ADVISORS, LLC REFFICIENCY THERMA LLC THERMA INTERMEDIATE LLC THERMA LLC		GILBERT MECHANICAL CONTRACTORS, LLC VARCOMAC LLC
THERMA SERVICES HOLDINGS INC. THERMA SERVICES LLC YEAROUT LLC YEAROUT MECHANICAL, LLC YEAROUT SERVICE, LLC YEAROUT SUPPORT SERVICES, LLC		By:	/s/ Phillip Le Bris
		Name:	Phillip Le Bris
		Title:	Vice President

By:	/s/ Phillip Le Bris
Name:	Phillip Le Bris
Title:	Chief Financial Officer

[Signature Page – Amendment No. 2]

Confidential Treatment Requested by Legence Corp.

Pursuant to 17 C.F.R. Section 200.83

JEFFERIES FINANCE LLC, as Administrative Agent

By:	/s/ Paul Chisholm
	Name:	Paul Chisholm
	Title:	Managing Director

JEFFERIES FINANCE LLC, as Amendment No. 2 Incremental Term Lender, Consenting Lender and Additional Amendment No. 2 Refinancing Lender

By:	/s/ Paul Chisholm
	Name:	Paul Chisholm
	Title:	Managing Director

[Signature Page – Amendment No. 2]